Exhibit 99.1

[LOGO] PDI

                                                                    News Release
                                                 10 Mountainview Road Suite C200
                                            Upper Saddle River, New Jersey 07458
                                                 T: 800.242.7494 F: 201.258.8400
                                                                 www.pdi-inc.com

For more information contact:
Stephen P. Cotugno
Executive Vice President-Corporate Development
PDI, Inc.
201.574.8617

         PDI REPORTS 1st QUARTER 2003 EPS OF $0.02 ON REVENUE OF $67.5M

         PDI reports adjusted EPS of $0.14, excluding litigation reserve

PDI announces late stage negotiations for large-scale contract sales teams with projected sales of $40M - $50M annually

   PDI revises guidance for 2003 EPS to $0.48 to $0.53, excluding litigation reserve, up from $0.40 to $0.45

Upper Saddle River, New Jersey (Tuesday, May 6, 2003). PDI, Inc. (Nasdaq:PDII) a commercial sales and marketing provider to the biopharmaceutical and medical devices and diagnostics industries, today announced its first quarter 2003 financial results.

Net total revenue for the quarter ended March 31, 2003 was $67.5 million, 8.6% lower than net total revenue of $73.9 million for the quarter ended March 31, 2002. Operating income for the quarter ended March 31, 2003 was $165,000, compared to an operating loss of $4.5 million for the quarter ended March 31, 2002. Net income for the quarter ended March 31, 2003 was $253,000 compared to a net loss of $2.3 million for the quarter ended March 31, 2002. Diluted net income per share was $0.02 for the quarter ended March 31, 2003 compared to a net loss per share of $0.16 for the quarter ended March 31, 2002.

-----------------------------------------------------------------
                                            Quarter ended
                                           March 31, 2003
                                   (in thousands except per share
                                                data)
-----------------------------------------------------------------
                                                      **Excluding
                                                       Litigation
                                    As Reported         Reserve
-----------------------------------------------------------------
Net Revenue                          $  67,545         $   67,545
-----------------------------------------------------------------
Operating income                           165                165
-----------------------------------------------------------------
Special items:
-----------------------------------------------------------------
Litigation settlement                                       3,000
-----------------------------------------------------------------
Operating income                           165              3,165
-----------------------------------------------------------------
Net income                             $   253      $       2,002
-----------------------------------------------------------------
Income per share                       $  0.02           $   0.14
-----------------------------------------------------------------

** Adjusted amounts are not in accordance with GAAP, but are presented for analytical purposes.

Vice Chairman and CEO, Chuck Saldarini, stated, "The quarter shows our strategy to expand our business model is working. Excluding the reserve taken in anticipation of a potential litigation settlement, the results for the quarter are strong. They show investors that our Sales and Marketing Services Group has an encouraging pipeline of new business opportunities, strong margins from current business and an ability to deliver impressive operating income."

Mr. Saldarini continued, "Our results also illustrate continuing performance in excess of baseline for Lotensin, which supports potential upside for our Pharmaceutical Products Group in the year. This performance plays an important role in helping PDI source new products that will compliment the launch of Fortigel, the testosterone replacement product, which we licensed from Cellegy Pharmaceuticals, is currently pending approval at FDA. We are adjusting our estimates upward for 2003. I am quite pleased overall with the efforts in the quarter."

Contract Sales Announcement

PDI announced that it is in late stage negotiations for two contract sales agreements which could represent between $40 and $50 million dollars on an annual basis to begin in the latter part of the second quarter. A preliminary engagement related to the contract sales agreements has been executed. The contract sales agreements are subject to the finalization of definitive agreements and there can be no assurances that such agreements will be finalized.

Auxilium Litigation Settlement Reserve

PDI further announced that it is currently in settlement discussions with Auxilium Pharmaceuticals, Inc. relating to the previously announced pending litigation. While no settlement has been reached and no amount has been agreed upon, the Company has booked a litigation settlement reserve in the first quarter in the amount of $3.0 million, the Company's best estimate of the potential settlement amount. There are no assurances that settlement negotiations will be successful.

Webcast Conference Call

PDI will conduct a live webcast of its Earnings Release Briefing at 9:00 AM EDT on Wednesday, May 7, 2003. The live webcast of the event will be accessible through PDI's website, www.pdi-inc.com and will be archived on the website for future on-demand replay. For those without internet access, the call can be accessed by dialing 1-877-423-4030 within the US and 1-706-634-1929 internationally and asking for the PDI Earnings Release Conference Call. The call will be archived for two weeks and can be accessed by calling 1-800-642-1687 or 1-706-645-9291 and entering the conference ID number 9881314.

About PDI

PDI is an innovative commercial sales and marketing provider to the biopharmaceutical and medical devices & diagnostics industries. Its three business units offer service and product-based capabilities for companies seeking to maximize profitable brand sales growth. The three units include the PDI Pharmaceutical Products Group, the PDI Sales and Marketing Services Group and the PDI Medical Devices and Diagnostics Group.

For more information, visit the Company's website at www.pdi-inc.com.


Page 2                                                 Structure/Strategy/Vision

This press release contains forward-looking statements regarding the timing and financial impact of the Company's ability to implement its business plan, expected revenues, finalization of contract negotiations, settlement of the Auxilium litigation, earnings per share and success during 2003. These statements involve a number of risks and uncertainties and are based on assumptions involving judgments with respect to future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond PDI's control. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are general economic conditions, changes in our operating expenses, adverse patent, FDA or legal developments, competitive pressures, changes in customer and market requirements and standards, and the risk factors detailed from time to time in PDI's periodic filings with the Securities and Exchange Commission, including without limitation PDI's Annual Report on Form 10-K for the year ended December 31, 2002. The forward looking-statements in this press release are based upon management's reasonable belief as of the date hereof. PDI disclaims any obligation to update these statements.


Page 3                                                 Structure/Strategy/Vision

                                    PDI, INC.
                           CONSOLIDATED BALANCE SHEETS
                                   (unaudited)
                 (in thousands, except share and per share data)

                                                                                 March 31,  December 31,
                                                                                   2003         2002
                                                                                -----------  ----------
                                        ASSETS
Current assets:
   Cash and cash equivalents ................................................   $  64,255    $  66,827
   Short-term investments ...................................................       4,094        5,834
   Inventory, net ...........................................................         964          646
   Accounts receivable, net of allowance for doubtful accounts of
       $798 and $1,063 as of March 31, 2003 and December 31, 2002,
       respectively .........................................................      34,887       40,729
   Unbilled costs and accrued profits on contracts in progress ..............       9,472        3,360
   Deferred training ........................................................       2,168        1,106
   Prepaid income tax .......................................................      16,579       18,856
   Other current assets .....................................................       5,960        4,804
   Deferred tax asset .......................................................       7,420        7,420
                                                                                ---------    ---------
Total current assets ........................................................     145,799      149,582

Net property and equipment ..................................................      17,266       18,295
Deferred tax asset ..........................................................       7,820        7,820
Goodwill ....................................................................      11,132       11,132
Other intangible assets .....................................................       2,108        2,261
Other long-term assets ......................................................       1,749        1,849
                                                                                ---------    ---------
Total assets ................................................................   $ 185,874    $ 190,939
                                                                                =========    =========

            LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable .........................................................   $   5,011    $   5,374
   Accrued returns, rebates and sales discounts .............................      16,186       16,500
   Accrued incentives .......................................................       9,936       11,758
   Accrued salaries and wages ...............................................       7,191        6,617
   Unearned contract revenue ................................................       8,164        9,473
   Restructuring accruals ...................................................       1,851        4,699
   Other accrued expenses ...................................................      13,929       13,307
                                                                                ---------    ---------
Total current liabilities ...................................................      62,268       67,728
Total long-term liabilities .................................................          --           --
                                                                                ---------    ---------
Total liabilities ...........................................................   $  62,268    $  67,728
                                                                                ---------    ---------

Stockholders' equity:
   Common stock, $.01 par value, 100,000,000 shares authorized: shares issued and outstanding, March 31, 2003 and - 14,165,880, December 31, 2002 -
     14,165,880; 44,325 restricted shares issued and outstanding at March 31,
     2003 and December 31, 2002 .............................................   $     142    $     142
   Preferred stock, $.01 par value, 5,000,000 shares authorized, no
     shares issued and outstanding ..........................................          --           --
Additional paid-in capital (includes restricted of $1,547 at
     March 31, 2003 and December 31, 2002) ..................................     106,673      106,673
Retained earnings ...........................................................      17,500       17,247
Accumulated other comprehensive loss ........................................         (69)        (100)
Unamortized compensation costs ..............................................        (530)        (641)
Treasury stock, at cost: 5,000 shares .......................................        (110)        (110)
                                                                                ---------    ---------
Total stockholders' equity ..................................................   $ 123,606    $ 123,211
                                                                                ---------    ---------
Total liabilities & stockholders' equity ....................................   $ 185,874    $ 190,939
                                                                                =========    =========


Page 4                                                 Structure/Strategy/Vision

                                    PDI, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)
                      (in thousands, except per share data)

                                                       Three Months Ended March 31,
                                                            2003        2002
                                                          --------    --------
Revenue
   Service, net .......................................   $ 67,511    $ 68,160
   Product, net .......................................         34       5,723
                                                          --------    --------
     Total revenue, net ...............................     67,545      73,883
                                                          --------    --------
Cost of goods and services
   Program expenses (including related party amounts of
    $73 and $97 for the periods ended
    March 31, 2003 and 2002, respectively) ............     49,881      67,277
   Cost of goods sold .................................         62          --
                                                          --------    --------
     Total cost of goods and services .................     49,943      67,277
                                                          --------    --------

Gross profit ..........................................     17,602       6,606

Operating expenses
   Compensation expense ...............................      8,874       7,759
   Other selling, general and administrative expenses .      5,833       3,325
   Restructuring and other related expenses ...........       (270)         --
   Litigation settlement ..............................      3,000          --
                                                          --------    --------
     Total operating expenses .........................     17,437      11,084
                                                          --------    --------
Operating income (loss) ...............................        165      (4,478)
Other income, net .....................................        269         889
                                                          --------    --------
Income (loss) before provision for taxes ..............        434      (3,589)
Provision (benefit) for income taxes ..................        181      (1,322)
                                                          --------    --------
Net income (loss) .....................................   $    253    $ (2,267)
                                                          ========    ========

Basic net income (loss) per share .....................   $   0.02    $  (0.16)
                                                          ========    ========
Diluted net income (loss) per share ...................   $   0.02    $  (0.16)
                                                          ========    ========
Basic weighted average number of shares outstanding ...     14,166      13,969
                                                          ========    ========
Diluted weighted average number of shares outstanding .     14,237      13,969
                                                          ========    ========


Page 5                                                 Structure/Strategy/Vision